UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2020

SPECTRUM BRANDS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 2.02Results of Operations and Financial Condition.

The following information, including the Exhibit 99.1 referenced in this Item 2.02 to the extent the Exhibit discusses financial results of Spectrum Brands Holdings, Inc. (the “Company” or “Spectrum Brands”) for the fiscal second quarter ended March 29, 2020 is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On April 30, 2020, the Company issued a press release (the “Earnings Press Release”) discussing, among other things, its financial results for its fiscal second quarter ended March 29, 2020. A copy of the Earnings Press Release is furnished as Exhibit 99.1 to this report.

Forward Looking Information

This document contains, and certain oral and written statements made by our representatives from time to time may contain, forward-looking statements, including, without limitation, statements made under “Fiscal 2020 Outlook for Continuing Operations”, statements regarding our Global Productivity Improvement Plan and other statements regarding the Company’s ability to meet its expectations for its fiscal 2020. We have tried, whenever possible, to identify these statements by using words like “future,” “anticipate,” “intend,” “plan,” “estimate,” “believe,” “belief,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this release. Actual results may differ materially as a result of (1) the impact of the COVID-19 pandemic on our customers, employees, manufacturing facilities and suppliers and our overall business and results of operations, all of which tend to aggravate the other risks and uncertainties we face (2) the impact of our indebtedness on our business, financial condition and results of operations; (3) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (4) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (5) the effects of general economic conditions, including the impact of, and changes, to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where we do business; (6) the impact of fluctuations in commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (7) interest rate and exchange rate fluctuations; (8) the loss of significant reduction in, or dependence upon, sales to any significant retail customer(s); (9) competitive promotional activity or spending by competitors, or price reductions by competitors; (10) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (11) the impact of actions taken by significant stockholders; (12) changes in consumer spending preferences and demand for our products, particularly in light of the current pandemic and economic stress; (13) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (14) our ability to successfully identify, implement, achieve and sustain productivity improvements (including our Global Productivity Improvement Plan), cost efficiencies (including at our manufacturing and distribution operations), and cost savings; (15) the seasonal nature of sales of certain of our products; (16) the effects of climate change and unusual weather activity as well as further natural disasters and pandemics; (17) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (18) our discretion to conduct, suspend or discontinue our share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners such as open-market purchases or privately negotiated transactions) (19) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (20) the impact of existing, pending or threatened litigation, government regulations or other requirements or operating standards applicable to our business; (21) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data; (22) changes in accounting policies applicable to our business; (23) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (24) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (25) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (26) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; (27) the effects of political or economic conditions, terrorist attacks, acts of war, natural disasters, public health concerns or other unrest in international markets; and (28) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including their most recently filed Annual Report on Form 10-K and subsequent Quarterly Report(s) on Form 10-Q.

We caution the reader that our estimates of trends, market share, retail consumption of our products and reasons for changes in such consumption are based solely on limited data available us and our management’s reasonable assumptions about market conditions, and consequently may be inaccurate or may not reflect significant segments of the retail market. We also caution the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this release. We undertake no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this document or to reflect actual outcomes.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Earnings Press Release, dated April 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2020
SPECTRUM BRANDS HOLDINGS, INC.
	By:	/s/ Jeremy W. Smeltser
Name: Jeremy W. Smeltser
Title: Executive Vice President and Chief Financial Officer

3